                                                             Exhibit 23.1



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, in The Jones Financial Companies, L.L.L.P.'s previously filed S-2 Registration Statement File No. 33-61049 and S-8 Registration Statements File No. 333-48233, No. 333-55729, No. 33-35247 and No. 33-62734.



ARTHUR ANDERSEN LLP


St. Louis, Missouri
March 29, 1999